                                                                EXHIBIT 10.17(a)

                            FIRST AMENDMENT TO LEASE
                                    RENEWAL

This FIRST AMENDMENT TO LEASE (this "First Amendment") is made this 6th day of December, 2005 by and between TEACHERS INSURANCE & ANNUITY ASSOCIATION OF AMERICA, INC., a New York corporation ("Landlord") and HELIX BIOMEDIX, INC., a Delaware corporation ("Tenant").

                                    RECITALS

     Landlord is the landlord and Tenant is the tenant under that certain Lease dated August 14, 2001 (the "Initial Lease"), for premises located at 22122 20th Avenue SE, Bothell, Washington, 98021, Building H, Unit 148 (the "Premises"). The Premises consists of 3,038 rentable square feet (being 2,378 rsf office and 660 rsf warehouse). As used herein the "Lease" shall mean the Initial Lease as amended by this First Amendment.

     The parties desire to amend the Initial Lease to extend the Lease Term and make certain other changes, on the following terms and conditions.

     Except as otherwise specifically defined herein all capitalized terms shall have the meanings assigned in the Initial Lease.

                                    AGREEMENT

1. EXTENDED TERM OF THE LEASE. Section l(g) of the Initial Lease is hereby amended to extend the Term of the Lease for a term ("Extended Term") commencing on December 1, 2005 ("Extended Term Commencement Date") and terminating on November 30, 2006 ("Expiration Date").

2. BASE MONTHLY RENT. From and after the Extended Term Commencement Date, Section l(h) of the Initial Lease hereby is amended such that the Base Monthly Rent during the Extended Term is as follows:

     Extended Term Commencement Date - November 30, 2006    $4,311.00 per month

3. PROJECT AREA. As of the Extended Term Commencement Date, Section 1(f) is hereby amended to reduce the Project Area to an agreed 361,439 rentable square feet and Exhibit B to the Initial Lease is replaced by Exhibit A to this First Amendment.

4. AS IS; LANDLORD'S WORK. Tenant leases the Premises during the Extended Term in its as-is, where-is condition and acknowledges that Landlord has not agreed to and shall not be required to make any improvements or alterations to the same.

5. OPTION TO RENEW. Tenant is hereby granted the right to extend the Term of the Lease beyond the expiration date of the Extended Term for one (1) successive period of Twelve (12) months (the "Second Extended Term"). This right to extend may be exercised by Tenant only by giving Landlord written notice ("Notice") no later than September 30, 2006 and no earlier than July 31, 2006. If Tenant has defaulted in its obligations under the Lease, and failed to cure such defaults within any applicable cure period, then Tenant's right to extend the Lease for the Second Extended Term shall automatically terminate. Tenant's right to extend the Lease for the Second Extended Term is personal to Tenant and may not be exercised by any subtenant or assignee of Tenant. Tenant's extension rights shall apply to all of the Property then leased by Tenant under this Lease. From and after the commencement of the Second extended Term, all of the terms, covenants, and conditions of the Lease shall continue in full force and effect as written, except that this Section 5 shall be deleted in its entirety and Base Monthly Rent for the Second Extended Term shall be at the then current rent accepted by Landlord for similar space within the Project, but not less than the Base Monthly Rent in effect for the last month of the Extended Term. Tenant shall include with its Notice copies of Tenant's then-current financial statement as well as financial statements from the three (3) years prior to the current financial statement year, and shall provide Landlord with such other financial information regarding Tenant as Landlord may require. Tenant's right to extend the Term of this Lease for the Second Extended Term is contingent upon Landlord approving such financial statements and information, which approval shall not be unreasonably withheld.

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6. ENTIRE AGREEMENT. This First Amendment and the Amended Lease constitute the entire agreement between Landlord and Tenant with respect to the subject matter of this First Amendment.

7. FULL FORCE AND EFFECT. Except as specifically set forth herein, the Amended Lease is and remains in full force and effect and binding on the parties. Tenant confirms that Landlord is not now and has not in the past been in default under the Lease, and Tenant has no claim against Landlord for damages or offset of any type.

8. BROKERS. Tenant was represented in this First Amendment transaction by Bill Neil of GVA Kidder Mathews, who shall be compensated by Landlord pursuant to a separate written agreement. Except for the broker set forth in the preceding sentence, each party shall indemnify, defend and hold the other party harmless from and against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under that party.

Landlord: Teachers Insurance & Annuity
          Association of America, Inc.


By: /s/ Derek Landry
    ---------------------------------
    Derek Landry
Its: Director


Tenant: Helix BioMedix, Inc., a Delaware corporation


By: /s/ David Kirske
    ---------------------------------
    David Kirske
Its: CFO

                                    EXHIBIT A
                                 (The Project)

LEGAL DESCRIPTION - PHASE II (Buildings G - H)

THAT PORTION OF THE WEST HALF OF SECTION 29 AND OF THE EAST HALF OF SECTION 30, TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M., SNOHOMISH COUNTY, WASHINGTON. DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF THE AMENDED PLAT OF VILLAGE SQUARE, ACCORDING TO THE PLAT RECORDED IN VOLUME 42 OF PLATS, PAGES 193 THROUGH 198, INCLUSIVE, RECORDS OF SAID COUNTY, SAID POINT BEING NORTH 88 47' 26" EAST 627.20 FEET FROM THE NORTHWEST CORNER OF SAID PLAT;

THENCE NORTH 88 47' 26" EAST 363.00 FEET ALONG SAID NORTH LINE TO THE NORTHEAST CORNER OF SAID PLAT;

THENCE NORTH 46 29' 12" EAST 547.38 FEET TO A POINT ON A 325 FOOT RADIUS CURVE CONCAVE TO THE NORTHEAST, A RADIAL THROUGH SAID POINT BEARING NORTH 46 29' 12" EAST;

THENCE NORTHWESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 196.99 FEET TO A POINT OF REVERSE CURVE WITH A 775.00 FOOT RADIUS CURVE TO THE LEFT;

THENCE NORTHERLY ALONG SAID 775.00 FOOT RADIUS CURVE AN ARC DISTANCE OF 112.88 FEET;

THENCE SOUTH 70 40' 00" WEST 272.00 FEET TO THE POINT OF CURVE OF A 450.00 FOOT RADIUS CURVE TO THE LEFT;

THENCE WESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 160.66 FEET;

THENCE SOUTH 80 52' 00" WEST 170.32 FEET;

THENCE SOUTH 68 59' 47" WEST 110.41 FEET;

THENCE SOUTH 14 04' 41" EAST 278.91 FEET;

THENCE SOUTH 17 06' 43" WEST 170.08 FEET TO THE POINT OF BEGINNING;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES 25.00 FEET WIDE, BEING 12.50 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE;

BEGINNING AT THE NORTHEAST CORNER OF THE ABOVE DESCRIBED PARCEL;

THENCE SOUTH 70 40' 00" WEST 272.00 FEET TO THE POINT OF A CURVE OF A 450.00 FOOT RADIUS CURVE TO THE LEFT;

THENCE WESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 160.66 FEET TO THE TERMINUS OF SAID CENTERLINE AND EASEMENT.

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

Cross hatched area denotes Project.

                                     (MAP)

STATE OF California   )
                      ) ss.
COUNTY OF Orange      )

     I certify that I know or have satisfactory evidence that Derek Landry is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Director of Teachers Insurance & Annuity Association of America, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                        Dated: 12-6-05


                                        /s/ Carol Du Barry
                                        ----------------------------------------
                                        (Signature)

(SEAL)                                  Carol Du Barry
                                        (Print Name)

                                        Notary Public, in and for the State
                                        of CA, residing at N.B
                                        My Commission Expires 5-4-08

STATE OF Washington   )
                      ) ss.
COUNTY OF Snohomish   )

     I certify that I know or have satisfactory evidence that David Kirske is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of Helix BioMedix, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                        Dated: 12-1-05


                                        /s/ Kristen L. Mcguire
                                        ----------------------------------------
                                        (Signature)

(SEAL)                                  Kristen L. Mcguire
                                        (Print Name)

                                        Notary Public, in and for the State
                                        of Washington residing at Lake Stevens
                                        My Commission Expires 11-1-08